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                                                                    Exhibit 10.5


                        ADVANTAGE LEARNING SYSTEMS, INC.
                        --------------------------------

                               PHANTOM STOCK PLAN
                               ------------------


                                   ARTICLE I
                                   ---------

                       Establishment and Purpose of Plan
                       ---------------------------------

     1.1. Establishment of Plan. Advantage Learning Systems, Inc. (the "Company") hereby establishes the Advantage Learning Systems, Inc. Phantom Stock Plan (the "Plan") effective as of the date of its adoption by the Board of Directors of the Company.

     1.2. Purpose of Plan. The purpose of the Plan is to provide a means for the Company to attract and retain key employees whose decisions and services will have a substantial impact upon the profitability and growth of the Company and the products and services the Company provides to its customers.

                                   ARTICLE II
                                   ----------

                                  Definitions
                                  -----------

     2.1. "Account" means the account established and administered for the benefit of a Participant under the Plan.

     2.2. "Board of Directors" means the Board of Directors of the Company as it is constituted from time to time.

     2.3. "Book Value" as of any date shall mean the consolidated shareholders' equity of the Company, determined in accordance with GAAP and as reflected on the interim financial statements of the Company prepared on a monthly basis for the month prior to such date, or, if the previous month end was audited, the regular audited financial statements of the Company prepared as of the close of such month. If at any time there are any issued and outstanding shares of preferred stock of the Company, other than shares of preferred stock issued with respect to its Common Stock either as a stock dividend or pursuant to a plan of reorganization or recapitalization, then for purposes of determining the Book Value, the Company's consolidated shareholders' equity shall be adjusted by subtracting therefrom the amount of capital and surplus attributable to such preferred stock.

     2.4. "Cause" for termination of a Participant's employment with the Company means (i) any failure of the Participant to substantially perform his duties with the Company
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(other than by reason of illness) which occurs after the Company has delivered to the Participant a demand for performance which specifically identifies the manner in which the Company believes the Participant has failed to perform his duties, (ii) the commission by the Participant of any act of dishonesty or disloyalty involving the Company or its business, or (iii) the conviction of the Participant of a felony or misdemeanor which impairs his ability to perform his duties for the Company.

     2.5. "CD Rate" means the rate of interest in effect on the first day of any Fiscal Year at Wood County Bank of Wisconsin Rapids, Wisconsin, or any successor thereto, for five year certificates of deposit.

     2.6.  "Code" means the Internal Revenue Code of 1986, as amended.

     2.7.  "Common Stock" means the Company's $.01 par value common stock.

     2.8. "Company" means Advantage Learning Systems, Inc., a Wisconsin corporation, or any successor to such corporation.

     2.9. "Declining Balance Method" means a method to determine the amount of each of a series of periodic distributions in which each distribution is a fraction of the amount available on the distribution date. The numerator of the fraction shall be one and the denominator shall be the remaining number of unpaid periodic distributions at each distribution date (including the distribution to be made on that date).

     2.10. "Disability" means a Participant's total disability as defined in such long-term disability insurance plan for salaried employees as the Company may, from time to time, have in effect or, if at any time no such plan is in effect, a Participant shall be considered to be disabled if he has been unable to perform, or if it is apparent to a reasonable degree of medical certainty that he will be unable to perform, his regular duties for the Company for a continuous period of 180 consecutive days by reason of physical or mental illness or incapacity. If there is any dispute as to whether a Participant is or was disabled, such questions shall be submitted to a licensed physician designated by the Company in good faith and the determination of such physician shall be conclusive. The Participant shall submit to such examinations and provide such information as any such physician may request. A disability shall be deemed to be continuous unless the Participant performs his regular duties for the Company for a continuous period of one month.

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     2.11.  "Fiscal Year" means the fiscal year of the Company ending on such date as is established from time to time.

     2.12.  "GAAP" means generally accepted accounting principles.

     2.13. "IAE" means Institute for Academic Excellence, Inc., a Wisconsin corporation, or any successor to such corporation.

     2.14. "Loss Carryforward Account" means an account, the balance of which shall initially be zero, which is (A) increased by the Company's net loss as computed for book purposes determined in accordance with GAAP and as reflected on the Company's year-end financial statements for any prior Fiscal Year and (B) decreased, but not below zero, by the net profit before tax as computed for book purposes determined in accordance with GAAP and as reflected on the Company's year-end financial statements for any prior Fiscal Year.

     2.15. "Net Profit Before Tax" means, for any fiscal Year, (A) the Company's net profit before tax for that year as computed for book purposes determined in accordance with GAAP but without regard to any expense for amounts paid or accrued under the Plan for such year less (B) the Loss Carryforward Account, if any.

     2.16. "Participant" means any employee of either the Company or IAE who has been designated by the Board of Directors, in its sole discretion, as a Participant pursuant to Paragraph 3.1, below, and who remains employed by either the Company or IAE, it being contemplated that any employee of the Company may become an employee of IAE and vice versa, while continuing to remain a Participant hereunder.

     2.17. "Phantom Stock" means up to 100,000 shares of phantom stock which entitle any holder of one or more shares to an interest in the Net Profit Before Tax and Triggering Event Price.

     2.18. "Retirement" means the termination of a Participant's employment with the Company or IAE (other than for Cause) at or after the later of (A) age 55, or (B) five full years of employment with the Company or IAE, or in any individual case, after a Participant has met other criteria or passed other milestones established by the Board of Directors.

     2.19. "Share" means an interest equal to .001% of the Net Profit Before Tax and .001% of the Triggering Event Price.

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     2.20.  "Triggering Event" means (A) the acquisition in any one transaction or a series of related transactions by one or more persons who are not "related persons" of (i) all or substantially all of the assets of the Company, or (ii) more than fifty percent (50%) of the Common Stock or (B) the filing by the Company of a Registration Statement under the Securities Act of 1933, as amended (the "Act") which becomes effective under the Act. For purposes hereof, "related persons" shall mean any one or more members of a group consisting of
(a) Terrence and Judith Paul, their issue and/or spouses of their issue; (b) a trust or estate of which one or more persons described in (a) are beneficiaries;
(c) a corporation or other enterprise in which any one or more persons, trusts or estates described in (a) and/or (b) own at least a majority of the outstanding stock entitled to vote in the election of such corporation's Board of Directors or, in the case of an unincorporated enterprise, the right to receive at least a majority of the profits of such enterprise; or (d) any corporation or other entity which is controlled by any corporation described in
(c), above.

     The date or time a Triggering Event shall be deemed to occur shall be the date of closing for a sale of assets, the date of closing of the last of the related transactions pursuant to which any person or persons acquire more than fifty percent (50%) of the Common Stock, or the date of sale of stock of the Company pursuant to the Registration Statement.

     2.21. "Triggering Event Price" means the excess, if any, of (A) (i) with respect to a Triggering Event consisting of an acquisition of all or substantially all of the Company's assets, the Book Value of the Company as defined in Section 2.3 but determined immediately after such Triggering Event and after giving effect thereto; (ii) with respect to a Triggering Event consisting of an acquisition of Common Stock, the fair market value of the Company based on the average price per share of Common Stock received by the person or persons selling stock in such Triggering Event and (iii) with respect to a Triggering Event consisting of a Registration Statement which becomes effective, the fair market value of the Company based on the public offering price per share of Common Stock, as set forth in the Prospectus which is part of the Registration Statement over (B) Book Value at the end of the month immediately preceding the Triggering Event.

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                                  ARTICLE III
                                  -----------

                           Participation and Accounts
                           --------------------------

     3.1. Participation and Initial Credit of Shares. The Participants in the Plan shall be those employees of the Company or IAE who are from time to time designated as Participants by the Board of Directors. Effective as of the date of their designation as Participants, an initial credit shall be made to each Participant's Account of such number of Shares of Phantom Stock as may be determined by the Board of Directors at the time of designation. The Board of Directors may, in its sole discretion, at any time or times thereafter credit additional Shares to a Participant's Account. Within 10 days after such designation has been made, the Board of Directors shall direct the Secretary of the Company to notify each Participant in writing of such designation and of the number of Shares allocated to his Account and shall provide a certificate to such Participant evidencing such Participant's participation in the Plan, and in connection therewith, each Participant shall execute an acknowledgment on the face of such certificate that such Participant has received and reviewed a copy of the Plan and has agreed to be bound by the terms of such Plan.

     3.2. Establishment of Account. The Company shall establish on its books of account a separate Account in each Participant's name which shall be used for the purpose of determining the benefits to which Participants shall from time to time be entitled hereunder. There shall be recorded in each such Account:

               (a) The number of Shares from time to time credited to such Account pursuant to the Plan;

               (b) The dollar amounts, if any, credited to such Account pursuant to Paragraphs 4.2 and 4.3 of the Plan; and

               (c) Interest, if any, credited to such Account as provided in Paragraph 4.2 of the Plan.

Such Accounts shall be maintained solely for accounting purposes, and no assets of the Company shall be segregated or subject to any trust for a Participant's benefit by reason of the establishment of such Account nor shall a Participant acquire any rights by reason of the establishment thereof otherwise than as provided in this Plan. A Participant shall have no interest in any fund or in any specific asset or assets of the Company by reason of his participation in the Plan.

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          3.3.  Vesting.  If the Board of Directors so determines, the Shares awarded to a Participant may be subject to a vesting schedule such that a Participant is only entitled to the full number of Shares credited to his Account from time to time after completing a certain number of years of service with the Company. The Shares will become fully vested upon the occurrence of a Triggering Event or the death, Disability or Retirement of a Participant. In addition, any dollar amounts credited or paid pursuant to Paragraph 4.1 shall, using the vesting schedule determined by the Board of Directors, be adjusted based on the time expired since the crediting of each Share.

          3.4. Forfeiture of Shares. Notwithstanding any other provision hereof, if a Participant ceases to be employed by either the Company or IAE for any reason, then such Participant automatically shall forfeit his Shares and no further amounts shall be credited to his Account other than as provided in
Article IV hereof; provided that no transfer of employment of a Participant from the Company to IAE, or vice versa, shall cause such forfeiture.

                                   ARTICLE IV
                                   ----------

                     Determination and Payment of Benefits
                     -------------------------------------

          4.1. Payment of Net Profit Before Tax. Within 90 days after the end of each Fiscal Year during which a Participant is employed by the Company or IAE and within 90 days after the end of each of the 5 Fiscal Years after the Fiscal Year in which a Participant's employment by the Company or IAE terminates (if such termination occurs because of death, Disability or Retirement), each Participant shall be paid in cash an amount equal to .001% (.00001) of the Company's Net Profit Before Tax for such Fiscal Year for each Share of Phantom Stock credited to his Account as of the close of the Fiscal Year for which payment is made or at the time of termination of his employment, as the case may be. No payment shall be made to a Participant under this Paragraph 4.1 after the termination of his employment if his employment has terminated other than because of death, Disability or Retirement. Payments pursuant to this Section
4.1 with respect to Net Profit Before Tax for the Fiscal Year in which any Shares are first credited to a Participant's Account shall, if such Shares are not credited as of the first day of such Fiscal Year, be reduced prorata in proportion to the number of days elapsed prior to the date such Shares are credited. For example, if the Company's Fiscal Year is a calendar year and Shares are first credited to a Participant's Account on April 1, the payments made to the Participant for such initial Fiscal Year with respect to such Shares shall be reduced by 25% of the amount otherwise payable under this Section 4.1.

          4.2. Deferral Election. Notwithstanding the provisions of Paragraph 4.1, a Participant may elect to defer payment of all or any portion of the Net Profit Before Tax attributable to his Shares for any Fiscal Year. Such election shall be made in writing in the form of the election attached hereto as Exhibit A, shall be irrevocable and shall specify the percentage of the Participant's profit share for any Fiscal Year which the Participant desires to defer. Such election must be

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made (A) with respect to the first Fiscal Year in which an employee is designated as a Participant, within thirty days after his designation by the Board of Directors, and (B) with respect to each subsequent Fiscal Year, prior to the commencement of such Fiscal Year. If a Participant elects to defer all or any portion of his profit share for any Fiscal Year, the amount so deferred will be credited to his Account as of the beginning of the subsequent Fiscal Year and shall be paid to him upon the termination of his employment or upon the occurrence of a Triggering Event as provided in Paragraphs 4.4 or 4.5, below. Interest shall accrue on the unpaid balance of each Participant's Account during each Fiscal Year at the CD Rate in effect for such Fiscal Year and shall be credited to each Account on the last day of each Fiscal Year and upon payment of the Account balance in full.

          4.3.  Occurrence of Triggering Event.  If a Triggering Event occurs
(A) while a Participant is employed by the Company or IAE, (B) within five years after the termination of his employment because of death, Disability or Retirement or (C) within two years after the termination of his employment if such termination is effected by the Company or IAE other than for Cause, the Participant's Account shall be credited with an amount equal to .001% (.00001) of the Triggering Event Price for each Share credited to the Participant's Account at the time of the Triggering Event or the termination of his employment, as the case may be, reduced, in the case of a Participant whose employment has terminated at the time of the Triggering Event, by 20% for each full year elapsed from the time of termination of employment to the occurrence of the Triggering Event. The amount so credited, together with any amounts credited to the Participant's Account pursuant to Paragraph 4.2, shall be paid to the Participant as provided in Paragraph 4.5. No credit shall be made to a Participant's Account under this Paragraph 4.3 if his employment has terminated other than because of death, Disability or Retirement or more than five years before the occurrence of a Triggering Event or, in the case of a Participant whose employment is terminated by the Company or IAE other than for Cause, more than two years before the occurrence of a Triggering Event.

          4.4. Payment of Account Balance as a Result of Termination of Employment. If a Participant's employment with the Company and/or IAE is terminated other than in connection with a Triggering Event, the balance credited to a Participant's Account pursuant to this Article IV shall be payable to such Participant annually in five periodic distributions determined under the Declining Balance Method. The first such distribution shall be made not later than sixty days after the termination of

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such Participant's employment and the remaining distributions shall be made on successive anniversaries of the date of the first distribution. If a Triggering Event occurs after the termination of a Participant's employment, but before he has been paid the entire unpaid balance in his Account, the Company shall pay the remaining unpaid balance in his Account to him in a lump sum no later than sixty days after the occurrence of a Triggering Event. Notwithstanding what is provided above, if the amount otherwise distributable to a Participant on any payment date would be less than $10,000, the Company shall pay to the Participant an amount equal to the lesser of $10,000 or the entire balance then remaining in his Account. In addition, the Board of Directors may, in its sole discretion, elect to prepay in whole or in part at any time any Participant's Account balance under the Plan.

          4.5.  Payment of Account Balance as a Result of a Triggering Event.
If a Triggering Event occurs, the balance credited to a Participant's Account pursuant to this Article IV shall be paid to such Participant in a lump sum no later than sixty days after the occurrence of the Triggering Event. Notwithstanding the foregoing, if payment of the balance in a Participant's Account would be subject to the limitations on deductibility of compensation contained in Section 162(m) of the Code or any successor thereto, the balance in his Account shall be paid out over such period of time as required so that the deductibility of the payments will not be limited by Section 162(m), but in no event longer than five (5) years. In each year, payments from the Account will be in the greatest amount possible while still complying with the limits of
Section 162(m) of the Code. Interest shall be credited on any balance not paid in a lump sum in the same manner as provided in Paragraph 4.2 hereof.

          4.6. Beneficiary Designation. If a Participant dies prior to the distribution to him of all amounts payable to him under the Plan, the amounts otherwise distributable to the Participant shall be distributed to such beneficiary or beneficiaries as may have been last designated by such Participant in a written beneficiary designation delivered to the Secretary of the Company, which shall be in the form attached hereto as Exhibit B. If the Participant has not made any effective beneficiary designation or the beneficiary or all beneficiaries designated by the Participant predecease the Participant, then the amounts otherwise payable to the Participant under the Plan shall be paid to the Participant's estate unless, in the latter event, the Participant's beneficiary designation provides otherwise. If a beneficiary designated by the Participant shall survive the Participant but die before payment of all of the amounts payable

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to such beneficiary under the Plan, then the amounts otherwise payable hereunder to the deceased beneficiary shall be paid to the deceased beneficiary's estate unless the Participant's beneficiary designation provides otherwise. The Company shall have no responsibility with respect to the validity of any beneficiary designation made by the Participant and shall be fully protected if it acts thereon in good faith.

          4.7. Withholding. The Company shall deduct from all payments made under the Plan any social security taxes, federal, state or local income tax withholding or other payroll deductions which the Company believes it is required to make, and all amounts payable or distributable under the Plan are stated herein before any such deductions. The Company shall have the right to rely on an opinion of its legal counsel or its independent auditors as to the amount to be so deducted.

          4.8. Termination for Cause. Notwithstanding anything provided herein to the contrary, if a Participant's employment with the Company and/or IAE is terminated for Cause, all Shares and balances credited to the Participant's Account shall be forfeited and the Participant shall be entitled to no rights or payments under the Plan.

                                   ARTICLE V
                                   ---------

                                 Administration
                                 --------------

          5.1. Duties of the Board of Directors. The Plan shall be administered by the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have the exclusive power to select Participants to participate in the Plan and to determine the Shares to be granted to such Participants and the timing of such grants. The Board of Directors shall have the authority to prescribe the form or forms evidencing the granting of Shares and to establish, adopt or revise such rules and regulations as it deems necessary or appropriate for administration of the Plan, provided that such rules and regulations are not inconsistent with the provisions of the Plan.

          5.2. Determinations of the Board of Directors. All determinations of the Board of Directors, irrespective of their character or nature, including, but not limited to, all questions of construction and interpretation of the Plan, shall be final, binding and conclusive. Without limiting the generality of the foregoing, the determination of the Board of Directors as to whether a Participant has terminated his employment with the Company and the date and cause thereof shall be final, binding and conclusive. If a Participant is, at any time after the grant to him of Shares under the Plan, also a director of the Company, such Participant shall abstain from voting with respect to any such determinations or, if his vote is necessary for such determination to legally constitute the act of the Board of Directors, he shall cast his vote in accordance with the vote of a majority of the other directors voting on the matter.

          5.3. Advice of Counsel. The Company and the Board of Directors may each consult with legal counsel, who may be counsel regularly employed by the Board of Directors or independent legal counsel, with respect to its obligations and duties hereunder or with respect to any action or proceeding or any other question of law and shall not be liable for any action taken or omitted by it in good faith pursuant to the advice of such counsel.

          5.4. Accounting Determinations. All accounting determinations and financial calculations made under the Plan, including the determinations of Book Value and the Triggering Event Price shall be made in accordance with GAAP consistently applied. Any dispute with respect to any accounting determinations or calculations, including determinations of the balance due to a Participant under the Plan, at the request of such Participant or the Company, shall be submitted to the Company's regular independent accountants and the decision of such accountants shall be final, binding and conclusive. The fees for any such services rendered upon a dispute shall be divided evenly between the Company and the Participant involved.

          5.5. Books and Records. The Secretary of the Company shall be responsible for maintaining the books and records for the Plan. Such books and records shall only be open for examination by a Participant or his duly designated beneficiary to the extent that they specifically involve his Account or any payments which are to be made to him or his beneficiary hereunder. All beneficiary designations and notices hereunder shall be filed with the Secretary of the Company.

                                 ARTICLE VI
                                 ----------

                 Certain Rights and Obligations of Participants
                 ----------------------------------------------

          6.1. Copies of Plan. Each Participant shall be entitled to receive an updated copy of the Plan upon his designation as such. Thereafter as long as he remains a Participant, he shall be entitled to receive copies of any amendments to the Plan within sixty (60) days after their adoption by the Board of Directors.

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          6.2.  No Right to Employment.  The designation of an employee of the
Company or IAE as a Participant under this Plan shall not be construed as conferring upon such employee any right to remain in the employ of the Company or, if a Participant is at any time after the grant to him of Shares also a director of the Company, any right to remain a member of the Board of Directors. The right of the Company to discipline or discharge an employee shall not be affected in manner by reason the designation of such employee as a Participant under the Plan.

                                  ARTICLE VII
                                  -----------

                    Nontransferability of Shares or Benefits
                    ----------------------------------------

          Except as otherwise specifically provided in Paragraph 4.6, above, and to the extent permitted by law, the right of any Participant or any beneficiary to receive any payment hereunder shall not be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind, and no payments due hereunder shall in any manner be subject to the debts or liabilities of any Participant or beneficiary. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments, whether presently or thereafter payable, shall be null and void and without any legal effect.

                                  ARTICLE VIII
                                  ------------

               Amendment, Suspension and Termination of the Plan
               -------------------------------------------------

          The Board of Directors may terminate the Plan at any time or from time to time amend or suspend the Plan, except that no amendment, suspension or termination of the Plan shall alter or impair any of the rights or obligations with respect to any Shares theretofore granted to Participants under the Plan without the consent of Participants holding a majority of the Shares then issued to Participants in the Plan who are then employees of the Company or IAE.

                                 ARTICLE IX
                                 ----------

                                 Miscellaneous
                                 -------------

          9.1. Expenses. All expenses of administering the Plan shall be paid by the Company except as expressly provided herein to the contrary.

          9.2. Costs of Legal Proceedings. If any legal proceedings are instituted by any Participant or the Company against the other with respect to any dispute arising under the Plan or

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to collect any benefits due under the Plan, the prevailing party in such proceedings shall be entitled to recover the costs of litigation and reasonable attorneys fees from the other party; provided, however, that if the Company or the Participant, his beneficiary or any other person claiming an interest by or through the Participant shall commence an action or proceeding the principal purpose of which is to effect a division of, or to determine entitlement to, payments hereunder, the costs of defending or bringing such action shall be charged and offset against any amounts payable to such Participant, his beneficiaries or his or their successors pursuant hereto.

          9.3. Governing Law. The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Wisconsin.

          9.4. Use of Words. Wherever the context so requires, words in the masculine gender include the feminine, words in the feminine include the masculine, and words in the singular include the plural.

          9.5. Binding Effects. In consideration of the benefits conferred hereunder, each Participant shall be conclusively presumed to have agreed to be bound by all of the terms and conditions of this Plan as presently constituted and as it may be amended from time to time.

          9.6. Independence of Plan. It is intended that the Plan be construed and administered independent of any and all other employee benefit plans, fringe benefit programs or compensation arrangements of the Company. Accordingly, except as otherwise determined by the Board of Directors, neither the Plan nor any of the benefits payable hereunder shall be construed, administered or considered so as to have any effect on any existing or future pension, profit-sharing, incentive compensation or other employee benefit program or plan of the Company and no such program or plan of the Company shall be construed or administered to have any effect on the Plan.

          9.7. Separability. If any provision of this Plan is held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of this Plan shall, nevertheless, remain in full force and effect in such jurisdiction.

          9.8. Notices. Any notice required or permitted to be given under the Plan shall be sufficient if hand delivered or if mailed or sent by commercial delivery service, postage or other fees prepaid, to the Company at its main corporate office or to a Participant at his latest address on the records of the Company.

          9.9. Headings. The headings of Articles and Paragraphs of the Plan are for convenience of reference only and shall not control or affect the meaning or construction of any of its provisions.

                                   EXHIBIT A
                                   ---------

                               Deferral Election
                               -----------------


          The undersigned, as a participant in the Advantage Learning Systems, Inc. Phantom Stock Plan (the "Plan") is entitled to receive a payment under Paragraph 4.1 of the Plan for the fiscal year of Advantage Learning Systems, Inc. ending ______________ (the "Fiscal Year"), hereby elects to defer _____% of such payment for the Fiscal Year, and directs Advantage Learning Systems, Inc. to make such deferral in accordance with the terms of the Plan.

          IN WITNESS WHEREOF, the undersigned has executed this Deferral Election on the _____ day of ____________, 19___.



                                 ___________________________________

                                   EXHIBIT B
                                   ---------

                            Beneficiary Designation
                            -----------------------


          The undersigned, as a participant in the Advantage Learning Systems, Inc. Phantom Stock Plan (the "Plan") hereby designates, pursuant to Paragraph
4.6 of the Plan, ______________ as the undersigned's beneficiary to receive payments under the Plan until and unless the undersigned changes such designation pursuant to Paragraph 4.6 of the Plan.

          IN WITNESS WHEREOF, the undersigned has executed this Beneficiary Designation on the _____ day of _______________, 19___.



                                 ___________________________________